Exhibit 10.159

THIRD AMENDMENT TO CONTRACT OF SALE

THIS THIRD AMENDMENT TO CONTRACT OF SALE (this “Amendment”) dated September 25, 2007, is entered into between KBS CAPITAL ADVISORS LLC, a Delaware limited liability company (“Purchaser”), and WOODFIELD PRESERVE PHASE I LLC, a Delaware limited liability company, and WOODFIELD PRESERVE PHASE II LLC, a Delaware limited liability company (collectively, “Seller”), with reference to the following recitals:

RECITALS

A. Purchaser and Seller entered into that certain Contract of Sale dated as of August 27, 2007, as amended by that certain First Amendment to Contract of Sale dated September 21, 2007, and as further amended by that certain Second Amendment to Contract of Sale dated September 24, 2007 (collectively, as so amended, the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

B. Sellers and Purchaser mutually desire to amend the Purchase Agreement as provided below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Extension of Due Diligence Period. The Due Diligence Period set forth in Section 4.2 of the Purchase Agreement shall be, and hereby is, extended until 5:00 p.m. (Eastern time) on September 26, 2007.

2. No Other Amendments; This Amendment Governs and Controls. Except as expressly modified hereby, the Purchase Agreement shall remain unmodified and in full force and effect. To the extent any of the provisions of this Amendment are inconsistent with any of the provisions set forth in the Purchase Agreement, the provisions of this Amendment shall govern and control.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.

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IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment as of the day and year first above written.

SELLER:

WOODFIELD PRESERVE PHASE I LLC, a Delaware limited liability company

By:	Woodfield Preserve LLC, a Delaware limited liability company, its sole member

	By:	Woodfield Preserve Realty Company LLC, a Delaware limited liability company, its sole member

		By:	Commingled Pension Trust Fund (Strategic Property) of JPMorgan Chase Bank, N.A., its sole member

			By:	JPMorgan Chase Bank, N.A., as Trustee

				By:	/s/ Authorized Signatory
Name:
Title:

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WOODFIELD PRESERVE PHASE II LLC, a Delaware limited liability company

By:	Woodfield Preserve LLC, a Delaware limited liability company, its sole member

	By:	Woodfield Preserve Realty Company LLC, a Delaware limited liability company, its sole member

		By:	Commingled Pension Trust Fund (Strategic Property) of JPMorgan Chase Bank, N.A., its sole member

			By:	JPMorgan Chase Bank, N.A., as Trustee

				By:	/s/ Authorized Signatory
Name:
Title:

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KBS CAPITAL ADVISORS LLC, a Delaware limited liability company

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer